Disclosures

Michael (Luhua) Wang, MD

- RESEARCH FUNDING: Pharmacyclics, Celgene, Millennium, Norvatis, Onyx
- EMPLOYEE: N/A
- STOCKHOLDER: N/A
- CONSULTANT: None
- SCIENTIFIC ADVISORY BOARD: None

The Bruton's Tyrosine Kinase Inhibitor PCI-32765 is Highly Active As Single-Agent Therapy in Previously-Treated Mantle Cell Lymphoma (MCL): Preliminary Results of a Phase II Trial

Michael (Luhua) Wang, MD[1], Peter Martin, MD[2], Kristie A. Blum, MD[3], Brad S. Kahl, MD[4], Lauren S. Maeda, MD[5], Ranjana Advani[5], MD, Michael E. Williams, MD[6], Simon Rule, MD[7], Sara Rodriguez[8], Ching-Fai Pang, PhD[8], Eric Hedrick, MD[8] and Andre Goy, MD[9]

[1]Lymphoma/Myeloma, The University of Texas MD Anderson Cancer Center, Houston, TX
[2]Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY
[3]The Ohio State University, Columbus, OH
[4]Department of Medicine-Hematology/Oncology, University of Wisconsin, Madison, WI
[5]Department of Medicine, Division of Oncology, Stanford University Medical Center, Stanford, CA
[6]University of Virginia, Charlottesville, VA
[7]Department of Haematology, Derriford Hospital, Plymouth, United Kingdom
[8]Pharmacyclics, Sunnyvale, CA
[9]John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ

Bruton's Tyrosine Kinase (BTK)

A critical kinase for lymphoma cell survival and proliferation



B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2
PIP3
PI3K
BTK
PLCγ
BLNK
LYN
SYK
DAG
IP3
Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

- B-cell antigen receptor (BCR) signaling is required for tumor expansion and proliferation
- Bruton's tyrosine kinase (BTK) is an essential element of the BCR signaling pathway
- Inhibitors of BTK block BCR signaling and induce apoptosis
- Targeted inhibition of BTK is a novel approach for the treatment of B-cell malignancies

PCI-32765: First-in Class Inhibitor of BTK



O
NH2
N
N
N
N
N
O

PCI-32765

- Forms a specific and irreversible bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC_{50} = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- Blocks mantle cell migration and adhesion
- Blocks pERK, pJNK, and NF-kB pathways in mantle cell lymphoma lines.

Honigberg LA et al: Proc Natl Acad Sci U S A.107:13075, 2010

Study Rationale

- In the Phase I, first-in-human, dose escalation study of PCI-32765
- 56 patients with recurrent B-cell malignancies enrolled (including 9 with MCL)
- Toxicity was modest and MTD not reached
- Pharmacodynamic studies revealed complete BTK active-site occupancy at doses of 2.5 mg/kg and above
- 7/9 MCL patients achieved a response to therapy including 3 complete responses (CR)
- 5 MCL patients remain on treatment with PCI-32765 (range 14-29 months)

Advani, R.H. et al Abstract 153 ICML 2011

Study Design: PCYC-1104-CA

- Multi-center, open-label, phase II single-agent study of PCI-32765 in two patient populations with relapsed or refractory Mantle Cell Lymphoma (MCL)
- Treatment: 560 mg PO daily until progression (cycle = 28 days)
- Objectives:

  To determine the response rate, duration of response, PFS, PK/PD, safety/tolerability and patient reported quality of life
- Efficacy analyzed by 2 independent cohorts:

  Bortezomib-exposed (27 patients, at least 2 cycles)

  Bortezomib-naïve (41 patients)

  Totally-naïve: 34 patients (83%)

  Minimally-treated: 7 patients (17%)

Early Analysis of an Ongoing Trial

- Pharmacyclics study database from investigators as of October 25, 2011

- Enrolled population: 68

- Safety population (>1 cycle): 61

- Efficacy (response rate) population patients had at least one post-baseline tumor assessment: 51
    - Bortezomib-naïve: n=31
    - Bortezomib-exposed: n=20

Subject Eligibility

- Pathologically confirmed MCL, with overexpression of cyclin D1 or t(11;14), and measurable disease on imaging
- Failure to achieve at least partial response (PR) with, or documented disease progression after, most recent treatment regimen
- At least 1, but no more than 5, prior treatment regimens for MCL
- Adequate end-organ function
  - ANC $\geq 0.75 \times 10^9$/L*
  - Platelets $\geq 50 \times 10^9$/L*
  - ALT $< 3.0 \times$ ULN
  - Creatinine $\leq 2.0 \times$ ULN

  **unless bone marrow involvement*

- ECOG Performance Status ≤ 2
- No clinically significant cardiovascular disease, malabsorption syndrome, or disease significantly affecting GI function

Patient Characteristics

	Bortezomib-Naïve (N=41)	Bortezomib-Exposed (N=27)	Total (N=68)
Age: Median:	66	69	67
Range:	47 – 83	54 – 83	47 – 83
Gender: Male	31 (76)	23 (85)	54 (79)
Time from Initial Diagnosis, # (%)			
< 3 yrs to 1st dose	20 (49)	6 (22)	26 (38)
≥ 3 yrs to 1st dose	21 (51)	21 (78)	42 (62)
ECOG Status: 0	24 (59)	13 (48)	37 (54)
1	12 (29)	12 (44)	24 (35)
2	5 (12)	2 (7)	7 (10)
Prior regimens, # (%)			
Median	2	3	2
Range	1 – 5	1 – 5	1 – 5
< 3 regimens	28 (68)	11 (41)	39 (57)
≥ 3 regimens	13 (32)	16 (59)	29 (43)

Patient Characteristics

	Bortezomib-Naïve (N=41)	Bortezomib-Exposed (N=27)	Total (N=68)
Prior high intensity therapy, # (%)			
HyperCVAD			
Stem cell transplant	17 (41)	11 (41)	28 (41)
Platinum-salvage therapy	5 (12)	2 (7)	7 (10)
	2 (5)	0 (0)	2 (3)
MIPI Score, # (%)			
Low risk	7 (17)	3 (11)	10 (15)
Intermediate risk	16 (39)	10 (37)	26 (38)
High risk	17 (41)	11 (41)	28 (41)
Bulky disease (mass ≥10 cm LD), # (%)	5 (12)	4 (15)	9 (13)
Stage IV Disease, # (%)	32 (78)	23 (85)	55 (81)
Refractory Disease*, # (%)	14 (34)	13 (48)	27 (40)

MIPI=MCL International Prognostic Index; LD=Longest Diameter
* Refractory disease = failure to achieve at least PR to the last therapy prior to study entry

Patient Disposition

	Bortezomib-Naïve (N=41)	Bortezomib-Exposed (N=27)	Total (N=68)
Time on Study (mos), #			
N	36	25	61
Median	3.7	3.7	3.7
Range	0.9 – 7.0	0.7 – 7.5	0.7 – 7.5
Patients Still on Study Treatment , # (%)	29 (71)	19 (70)	48 (71)
Patients Discontinued Treatment , # (%)	12 (29)	8 (30)	20 (29)
Primary Reasons for Discontinuation, # (%)			
Disease Progression	7 (17)	6 (22)	13 (19)
Adverse event	2 (5)	1 (4)	3 (4)
Sponsor decision	1 (2)	0 (0)	1 (1)
Investigator decision	2 (5)	1 (4)	3 (4)
Death on study[1], # (%)	0 (0)	1 (4)	1 (2)

[1]Cause of death: pneumonia

Common Non-Hematologic AEs

(Events in > 10% of Patients Regardless of relationship to PCI-32765)



Fatigue
Diarrhea
Dizziness
Nausea
Dyspnea
Edema peripheral
Mucosal inflammation
Myalgia
Rash
Vomiting
Abdominal Pain
0%
10%
20%
30%
40%
50%
Grade 1
Grade 2
Grade 3
Grade 4

Grade 3/4 Hematologic Toxicity
(regardless of relationship to PCI-32765)

Grade 3/4 Hematology toxicity[1]	Total (n=61)	
	Grade 3	Grade 4
Neutropenia	2%	3%
Febrile neutropenia	3%	0%
Anemia	3%	0%
Thrombocytopenia	3%	0%
Pancytopenia	0%	2%

[1]Reported as Adverse Events

Best Response



80%
60%
40%
20%
0%
71%
16%
55%
16%
13%
65%
15%
50%
20%
15%
69%
16%
53%
18%
14%
CR
PR
SD
PD
BTZ-naïve
(n=31)
BTZ-exposed
(n=20)
Total
(n=51)

Rapid Nodal Response Accompanied by "Compartmental Shift" of CD19/CD5+ B-cells


Day 2
2011 3 26


Lymphocyte Count
ALC % Change from Baseline
200%
150%
100%
50%
C1D1
C1D8
C1D15
C1D22
C2D1
C3D1
C4D1
C5D1
C6D1
C7D22


Day 1
CD19+ CD5+
7.96%
CD5
CD19
Day 8
CD19+ CD5+
61.1%
CD5
CD19

Chang, D et al. Proc ASH 2011 Abstract 954, Tuesday 8:45 Rm 5AB

Best Response by Patient Characteristics

	n/N	ORR %
All Patients	**35/51**	**69**
Bulky Disease	4/7	57
Refractory		
Yes	14/21	67
No	21/30	70
Prior cancer treatments		
< 3 regimens	23/30	77
≥ 3 regimens	12/21	57
Prior high intensity therapy		
Yes	22/31	71
No	13/20	65
MIPI Score: Low Risk	6/8	75
Intermediate Risk	13/20	65
High Risk	15/20	75

Time on Study and to Best Response



Time to first response
Time to next response
CR
PR
0
1
2
3
4
5
6
7
8
Months

Time on Study by Best Response



0
1
2
3
4
5
6
7
8
Months
CR
PR
Stable Disease
PD

*Patients off study

Conclusions

- PCI-32765, a selective irreversible inhibitor of BTK, induced a very high response rate as a single oral agent for relapsed or refractory MCL.
- PCI-32765 is associated with a favorable safety profile.
- There was no significant myelosuppression.
- This is an ongoing study and accurate determination of duration of response and PFS requires longer follow-up.
- More clinical trials are warranted to study PCI-32765 in MCL.

Acknowledgement

All the patients and their families who participated in the study.

Colleagues from all the clinical centers

Colleagues from Pharmacyclics.